UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2026

PYROPHYTE ACQUISITION CORP.

(Exact name of registrant as specified in its Articles)

Cayman Islands	001-40957	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3262 Westheimer Road

Suite 706

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 701-4234

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on April 25, 2025, Pyrophyte Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders to approve an extension of the time by which it had to consummate its initial business combination from April 29, 2025 to April 29, 2026 (the “Third Extension”). In connection with the Third Extension, Pyrophyte Acquisition LLC (the “Sponsor”), agreed that it or its designee would deposit into the Company’s trust account (the “Trust Account”) an amount equal to $75,697.70 on a monthly basis through the Third Extension period (the “Extension Amount”).

All Extension Amounts for the Third Extension have been deposited into the Trust Account. As of April 22, 2026, the current balance of the Trust Account is approximately $19,545,779. There are currently 1,513,954 Class A ordinary shares of the Company eligible for redemption at the Fourth Extension EGM (as defined below) (the “Public Shares”). Therefore, the implied liquidation value for the Public Shares, if properly submitted for redemption at the Fourth Extension EGM, is approximately $12.91 per Public Share.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at in connection with an extraordinary general meeting of its shareholders (the “Fourth Extension EGM”) to approve, among other things, an extension of time in which the Company must complete an initial business combination (the “Fourth Extension”). The Company urges investors, shareholders and other interested persons to read the definitive proxy statement dated April 8, 2026 relating to the Fourth Extension (the “Extension Proxy Statement”), as well as other documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), because these documents contain important information about the Company and the Fourth Extension. The Extension Proxy Statement was mailed to shareholders of the Company as of a record date of March 27, 2026 (the “Record Date”), on or about April 9, 2026. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attention: Sten Gustafson, Chief Financial Officer.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Fourth Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, to which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating the Company’s shareholder approval of the Fourth Extension, the Company’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the heading “Risk Factors,” the Extension Proxy Statement under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

By:	/s/ Sten Gustafson
Name:	Sten Gustafson
Title:	Chief Financial Officer

Date: April 22, 2026

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